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                                     EXHIBIT 10.36

                          SIXTH AMENDMENT TO LEASE AGREEMENT

             This Sixth Amendment to Lease Agreement (the "Sixth" Amendment") is made as of March 27, 1996, by and between SHELTON PROPERTIES, INC., a Hawaiian corporation ("Lessor"), and ARRIS PHARMACEUTICAL CORPORATION, a Delaware corporation, ("Lessee"), with reference to the following:

             A. Lessor and Lessee have entered into that certain Standard Industrial Lease (Multi-Tenant) dated as of October 15, 1992, which Lease includes that certain First Addendum, Second Addendum, and Third Addendum, all dated October 15, 1992, which Lease has been amended by an Amendment No. 1 dated December 29, 1992, Second Amendment to Lease Agreement dated as of August 1, 1993, Third Amendment to Lease dated as of March 29, 1994, Fourth Amendment to Lease dated October 1, 1994, and Fifth Amendment to Lease dated August 28, 1995, (collectively, the "Lease"), under which Lessee leased a portion of that certain Business Park commonly known as Oyster Point Business Park and described as 385 Oyster Point Boulevard, South San Francisco, California (the "Building"), Units 1, 3, 4, 5, 6, 11, 12, 13 and 14 (the "Premises").

WHEREAS Lessor and Lessee wish to amend the Lease as follows:

NOW, THEREFORE, Lessor and Lessee agree as follows:

      1. Pursuant to Paragraph 7 of the Fifth Amendment, the new term of the Lease is November 1, 1995 - October 31, 2001.

      2. Except as set forth in this Amendment, all terms and conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date and year first written above.

LESSOR:                                     LESSEE:

Shelton Properties, Inc.                    Arris Pharmaceutical Corporation
A Hawaiian corporation                      A Delaware corporation

By:   AMB Institutional Realty Advisors,
       Inc.
Its:  Agent
By:   /s/ Gayle P. Starr                    By:  /s/ Daniel H. Petree
      Gayle P. Starr                        Print Name:  Daniel H. Petree
Its:  Vice President                        Its:   VP, CFO
Date:  4/1/96                               Date:  3/29/96